BEAR STEARNS MONEY MARKET PORTFOLIO

                THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO

                                       OF

                               THE RBB FUND, INC.

                         Supplement dated May 10, 2004
               to Bear Stearns Prospectus dated December 31, 2003


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE SECTION ENTITLED "EXCHANGE PRIVILEGE" ON PAGE 16 OF THE PROSPECTUS IS REMOVED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     You are hereby notified that your exchange privileges allowing you to purchase Bedford Shares in exchange for shares of other mutual funds sponsored or advised by Bear Stearns will be terminated as of the close of regular trading hours on the New York Stock Exchange (4:00 p.m. Eastern time) on June 4, 2004. On or about April 1, 2004, Bear Stearns requested your consent by April 15, 2004, to transfer your Bedford Shares into an equal number of shares of Dreyfus Worldwide Dollar Money Market Fund and notified you that such exchange privileges would be suspended.

     On November 18, 2003, Bear Stearns and The Dreyfus Corporation ("Dreyfus") announced a strategic arrangement in which Dreyfus would take over the management of The Bear Stearns Funds.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.